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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB/A of Caraco Pharmaceutical Laboratories Ltd. ("Caraco") for the quarter ended September 30, 2002 (the "Report"), each of the undersigned of Caraco, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Caraco.


Dated:   February 14, 2003     /s/ Narendra N. Borkar
                               ------------------------------------
                                           Narendra N. Borkar
                                           Chief Executive Officer



Dated:   February 14, 2003     /s/ Jitendra N. Doshi
                               --------------------------------------------
                                           Jitendra N. Doshi
                                           Chief Financial Officer